SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):      July 25, 2001
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02861
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)





Item 5.    Other Events and Regulation FD Disclosure

The Registrant issued a press release on July 23, 2001, reporting its results for the second quarter. After it issued the release, the Registrant determined that it had paid approximately $17.6 million of accounts payable before July 1, 2001 that was not reflected in the consolidated condensed balance sheet that accompanied the press release. As a result, each of the "Cash and Cash Equivalents" and "Payables and Accrued Liabilities" line items, as they appeared in the balance sheet attached to the July 23, 2001 press release, were overstated by $17.6 million. These items have now been reclassified. This reclassification does not affect the operating results or working capital balances of the Registrant for the quarter ended July 1, 2001.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is the text of the press release, as it was issued on July 23, 2001, and the accompanying financial statements, which have been corrected as described above. For purposes of the press release, a definition of EBITDA is provided in Exhibit 99.2 and incorporated herein by reference.

The discussion included in the attached press release contains forward-looking statements based on the current expectations of the Registrant's management. Such statements are subject to risks and uncertainties that could cause actual results to differ from those projected. See "Factors Affecting Future Results and Definition of EBITDA" attached hereto as
Exhibit 99.2 and incorporated herein by reference. Readers are cautioned not to place undue reliance on such forward-looking statements.

Item 7(c). Exhibits

          99.1  Press Release, dated July 23, 2001, of Hasbro, Inc.

          99.2  Factors Affecting Future Results and Definition of EBITDA


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: July 25, 2001                       By: /s/ David D. R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves
                                              Senior Vice President and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)





                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated July 25, 2001


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99.1         Press Release, dated July 23, 2001, of Hasbro, Inc.

99.2         Factors Affecting Future Results and Definition of EBITDA